Exhibit 10.40

September 23, 2009

Flanders Corporation

Flanders/Precisionaire Corp.

Flanders Filters, Inc.

Flanders/CSC Corporation

Precisionaire, Inc.

Precisionaire of Utah, Inc.

Eco-Air Products, Inc.

Air Seal Filter Housings, Inc.

Flanders Realty Corp.

531 Flanders Filters Road

Washington, North Carolina 27889

Attention: John Oakley

RE:	Twenty-First Amendment to Loan and Security Agreement

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement dated October 18, 2002 (as at any time amended, restated, modified or otherwise supplemented, the “Loan Agreement”), by and among Flanders Corporation, a North Carolina corporation (“Flanders”), Flanders/Precisionaire Corp., a North Carolina corporation (“Flanders/Precisionaire”), Flanders Filters, Inc., a North Carolina corporation (“Filters”), Flanders/CSC Corporation, a North Carolina corporation (“CSC”), Precisionaire, Inc., a Florida corporation (“Precisionaire”), Precisionaire of Utah, Inc., a Utah corporation (“Utah”), Eco-Air Products, Inc., a California corporation (“Eco-Air”), Air Seal Filter Housings, Inc., a Texas corporation (“Air Seal”), and Flanders Realty Corp., a North Carolina corporation (“Flanders Realty”; Flanders, Flanders/Precisionaire, Filters, CSC, Precisionaire, Utah, Eco-Air, Air Seal and Flanders Realty are herein referred to collectively as “Borrowers” and each individually as a “Borrower”), and Bank of America, N.A., a national banking association (together with its successors and assigns, “Lender”). Each capitalized term used herein, unless otherwise defined herein, shall have the meaning ascribed to such term in the Loan Agreement.

Borrowers have advised Lender that Borrowers desire to repurchase up to 30,000 shares of Equity Interests of Flanders held by certain shareholders (such transaction is referred to herein as the “Flanders Stock Repurchase”). Because Borrowers are prohibited by Section 9.2.7 of the Loan Agreement from purchasing, redeeming or otherwise acquiring or retiring for value any Equity Interests of Flanders unless made contemporaneously from the net proceeds of the sale of Equity Interests of Flanders, Borrowers request that Lender consent to the Flanders Stock Repurchase. Borrowers also request that Lender agree to amend the definition of “Inventory Formula Amount” contained in Appendix A to the Loan Agreement. Lender is willing to consent to the Flanders Stock Repurchase and amend the Loan Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Consent to the Flanders Stock Repurchase. Lender hereby consents to the Flanders Stock Repurchase, subject to the satisfaction of each of the following conditions precedent, each in form and substance satisfactory to Lender: (a) no Default or Event of Default shall exist at the time of the Flanders Stock Repurchase or after giving effect thereto; (b) the Flanders Stock Repurchase shall be fully consummated on or within thirty (30) days after the date hereof; and (c) Flanders shall not pay more than the market price for Equity Interests of Flanders as traded and determined on the NASDAQ stock exchange on the date it repurchases such Equity Interests.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) By deleting the definition of “Inventory Formula Amount” contained in Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof, in proper alphabetical sequence:

Inventory Formula Amount - on any date of determination thereof, an amount equal to the lesser of (i) $17,000,000 or (ii) the sum of (a) 85% of the NOLV Percentage of the Value of Eligible Inventory consisting of raw materials or finished goods plus (b) the lesser of (I) $500,000 or (II) 45% of the Value of Eligible Inventory on such date consisting of Eligible In-Transit Inventory.

(b) By adding the following new definition of “NOLV Percentage” to Appendix A to the Loan Agreement, in proper alphabetical sequence:

NOLV Percentage - the net orderly liquidation value of Inventory, expressed as a percentage, expected to be realized at an orderly, negotiated sale held within a reasonable period of time, net of all liquidation expenses, as determined from the most recent appraisal of Borrowers’ Inventory performed by an appraiser and on terms satisfactory to Lender.

3. Acknowledgments and Stipulations. By its signature below, each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); and the security interests and liens granted by such Borrower in favor of Lender are duly perfected, first priority security interests and liens.

4. No Novation, etc. Except as expressly set forth herein, nothing in this letter amendment shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This letter amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

5. Additional Inducements. As inducement to Lender to enter into this letter amendment, each Borrower covenants and agrees with Lender that such Borrower will promptly reimburse Lender for all costs and expenses (including, without limitation, legal fees) incurred by Lender in connection with this letter amendment and any of the matters herein described.

6. Miscellaneous. This letter amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This letter amendment may be executed in any number of counterparts and by different parties to this letter amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same amendment. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto. This letter amendment and the other Loan Documents, unless otherwise specified, shall be governed by the laws of the State of Georgia, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks). Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the terms and provisions set forth herein or any of the transactions contemplated hereby. Section titles and references used in this letter amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

7. Release of Claims. To induce Lender to enter into this letter amendment, each Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Lender that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Lender.

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signatures begin on following page.]

If this letter amendment is acceptable to Borrowers, please evidence each Borrower’s agreement with the terms hereof by executing and returning this letter amendment to Lender.

Very truly yours,

BANK OF AMERICA, N.A.
(“Lender”)

By:
Name:
Title:

[Signatures continued on following page.]

Twenty-First Amendment to Loan and Security Agreement

FLANDERS CORPORATION
(“Borrower”)

By:
Name:
Title:

FLANDERS/PRECISIONAIRE CORP.
(“Borrower”)

By:
Name:
Title:

FLANDERS FILTERS, INC.
(“Borrower”)

By:
Name:
Title:

FLANDERS/CSC CORPORATION
(“Borrower”)

By:
Name:
Title:

PRECISIONAIRE, INC.
(“Borrower”)

By:
Name:
Title:

PRECISIONAIRE OF UTAH, INC.
(“Borrower”)

By:
Name:
Title:

ECO-AIR PRODUCTS, INC.
(“Borrower”)

By:
Name:
Title:

[Signatures continue on following page.]

Twenty-First Amendment to Loan and Security Agreement

AIR SEAL FILTER HOUSINGS, INC.
(“Borrower”)

By:
Name:
Title:

FLANDERS REALTY CORP.
(“Borrower”)

By:
Name:
Title:

Twenty-First Amendment to Loan and Security Agreement